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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): OCTOBER 5, 2000



                                VERITAS DGC INC.
               (Exact name of registrant as specified in charter)


               DELAWARE                                 1-7427                               76-0343152
       (State of Incorporation)                  (Commission File No.)          (I.R.S. Employer Identification No.)



               3701 KIRBY DRIVE, SUITE #112
                      HOUSTON, TEXAS                                                  77098
         (Address of Principal Executive Offices)                                   (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 512-8300








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ITEM 5.   OTHER EVENTS.

         On October 5, 2000, we entered into an underwriting agreement with Goldman, Sachs & Co., Dain Rauscher Wessels and Simmons & Company International, relating to the underwritten public offering of 3,000,000 shares of our common stock, plus up to 450,000 additional shares that the underwriters may, at their option, purchase to cover over-allotments. The offering is made pursuant to a prospectus supplement we filed with the Securities and Exchange Commission on October 5, 2000, which forms a part of our effective Registration Statement on Form S-3 (Reg. No. 333-86247). This Form 8-K is filed to incorporate the exhibits hereto into that registration statement.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

1-A Underwriting Agreement, dated October 5, 2000, among Veritas, Goldman, Sachs & Co., Dain Rauscher Wessels and Simmons & Company International.

1-B Pricing Agreement dated October 5, 2000 among, Veritas DGC Inc. and Goldman, Sachs & Co., Dain Rauscher Wessels and Simmons & Company International.

5-A Opinion of Fulbright & Jaworski L.L.P. re legality of the securities offered.

99-A              Press Release dated October 5, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VERITAS DGC INC.



Dated:  October 5, 2000                 By: /s/ Anthony Tripodo
                                            ------------------------------------
                                                    Anthony Tripodo,
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer





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